EXHIBIT 10.5

                                    EXHIBIT E
                                    ---------


                            FORM OF ESCROW AGREEMENT


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                                ESCROW AGREEMENT
                                ----------------

     THIS AGREEMENT is made as of October 27, 2006 by and among Mems USA, Inc., with its principal office at 5701 Lindero Canyon Road, Suite 2-100, Westlake Village, CA 91362 (hereinafter the Company"), GCA Strategic Investment Fund Limited, with its principal office at Mechanics Building, 12 Church St., Hamilton, Bermuda (hereinafter the "Purchaser"), and The Law Offices of Kim T. Stephens, P.O. Box 1601, Athens, Georgia 30603 (hereinafter the "Escrow Agent").

                              W I T N E S S E T H:

     WHEREAS, the Purchaser will be purchasing Warrants and Convertible Notes (the "Securities") from the Company at a purchase price as set forth in the Securities Purchase Agreement (the "Securities Purchase Agreement") signed by the Company and the Purchaser; and

     WHEREAS, it is intended that the purchase of Securities be consummated in accordance with the requirements set forth by Regulation D, promulgated under the Securities Act of 1933, as amended; and

     WHEREAS, the Company has requested that the Escrow Agent hold the funds of the Purchaser ($3,530,000) in escrow until the Escrow Agent has received the Securities or had the opportunity to speak with the Company to confirm their issuance. The Escrow Agent will then immediately wire transfer or otherwise deliver at the Company's direction immediately available funds to the Company or the Company's account and arrange for delivery of the Securities to the Purchaser per the Purchaser's written instructions.

     NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE 1.
                                   ----------

                               TERMS OF THE ESCROW
                               -------------------

     1.1. The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of the Securities.

     1.2. Upon the Escrow Agent's receipt of funds from the Purchaser into his attorney trustee account, he shall notify the Company, or the Company's designated attorney or agent, of the amount of funds he has received into his account.


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     1.3. The Company, upon receipt of said notice and acceptance of the
Purchaser's Securities Purchase Agreement, as evidenced by the Company's execution thereof, shall deliver to the Escrow Agent the Securities being purchased.

     1.4. Upon receipt of the Securities, the Escrow Agent shall immediately wire to the Company that amount of funds necessary to purchase the Securities, per the written instructions of the Company. Contemporaneously therewith, the Escrow Agent shall arrange to have the Securities delivered as per instructions from the Purchaser.

     1.5. If, for any reason, the Escrow Agent does not receive the Securities within five (5) days of the date hereof, the Escrow Agent will promptly return any funds received by it from the Purchaser to the Purchaser, without any further instructions from either the Company or Purchaser.

     1.6. This Agreement may be altered or amended only with the consent of all of the parties hereto. The Escrow Agent may resign by following the procedures hereafter set forth. In the case of the Escrow Agent's resignation, his only duty, until receipt of notice from the Company and the Purchaser or their agents that a successor escrow agent shall have been appointed, shall be to hold and preserve the Securities and/or funds. Upon receipt by the Escrow Agent of said notice from the Company and the Purchaser of the appointment of a successor escrow agent, the name of a successor escrow account and a direction to transfer the Securities and/or funds, the Escrow Agent shall promptly thereafter transfer all of the Securities and/or funds held in escrow to said successor escrow agent. Immediately after said transfer of Securities, the Escrow Agent shall furnish the Company and the Purchaser with proof of such transfer. The Escrow Agent is authorized to disregard any notices, request, instructions or demands received by it from the Company or the Purchaser after notice of resignation or removal shall have been given, unless the same shall be the aforementioned notice from the Company and the Purchaser to transfer the Securities and funds to a successor escrow agent or to return same to the respective parties.

     1.7. The Company shall pay the Escrow Agent a fee of $1,000.00 and shall reimburse the Escrow Agent for its reasonable expenses in the event there is a conflict between the parties and the Escrow Agent shall deem it necessary to retain counsel.

     1.8. The Escrow Agent has no liability hereunder to either party other than to hold the Securities and funds, and to deliver them in accordance with the terms hereof. The Escrow Agent shall not be liable for any action taken or omitted by him in good faith; and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct.

     1.9. Each party hereto agrees, jointly, to indemnify and hold harmless the Escrow Agent from and with respect to any and all suits, claims, damages, demands, actions, liabilities or losses arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Agreement, except any such suit, claim, damage, demand, action, liability or loss arising out of the Escrow Agent's gross negligence or willful misconduct.


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     1.10. Escrow Agent shall not be responsible for: (i) the sufficiency or correctness as to the form, execution or the validity of this Agreement; or (ii) the identity, authority or right of any person executing any notice or document given to Escrow Agent.

                                   ARTICLE 2.
                                   ----------

                                  MISCELLANEOUS
                                  -------------

     2.1. No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

     2.2. The Securities shall be delivered to the Purchaser at the address set forth below. All notices or other communications required or permitted hereunder shall be in writing, and shall be sent by fax, overnight courier, registered or certified mail, postage prepaid, return receipt requested, and shall be deemed received upon receipt thereof, as follows:

     (i)    To the Company:

            Mems USA, Inc.
            5701 Lindero Canyon Road
            Suite 2-100
            Westlake Village, CA 91362
            Attn:  Dr. James A. Latty
            Telephone: (818) 735-4750
            Facsimile: (818) 735-4744

     (ii)   To the Purchaser:

            GCA Strategic Investment Fund Limited
            c/o Prime Management Limited
            Mechanics Building
            12 Church Street
            Hamilton, Bermuda, HM11
            Attn: John Kelly
            Telephone: (441) 295-0329
            Facsimile: (441) 295-3296

     (iii)  To the Escrow Agent:

            The Law Offices of Kim T. Stephens
            P.O. Box 1601
            Athens, Georgia  30603
            Attention: Kim T. Stephens, Esq.
            Telephone: (706) 548-3933
            Facsimile: (706) 548-6229


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     2.3. This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

     2.4. This Agreement is the final expression of, and contains the entire Agreement between, the parties with respect to the subject matter hereof and supercedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

     2.5. Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Agreement.

     2.6. The parties hereto expressly agree that this Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of Delaware. Any action to enforce, existing out of, or relating in any way to, any provisions of this Agreement shall be brought through the American Arbitration Association at the designated locale of Delaware.


                            [SIGNATURE PAGE FOLLOWS]


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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of
October 27, 2006.


                                  MEMS USA, INC.


                                  By: /S/ James A. Latty
                                      ------------------
                                  Name:  James A. Latty
                                  Title:  CEO and President



                                  GCA STRATEGIC INVESTMENT FUND LIMITED.

                                  By:    /S/ Lewis N. Lester
                                         -------------------
                                  Name:  Lewis N. Lester
                                  Title:  Director



                                  THE LAW OFFICES OF KIM T. STEPHENS


                                  By:    /S/ Kim T. Stephens
                                         -------------------
                                         Name: Kim T. Stephens, Esq.


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